UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
December 19, 2018
Date of report (Date of earliest event reported)

ROADRUNNER TRANSPORTATION SYSTEMS, INC.
(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-34734	20-2454942
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1431 Opus Place, Suite 530 Downers Grove, Illinois		60515
(Address of Principal Executive Offices)		(Zip Code)
(414) 615-1500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On December 19, 2018, we held our annual meeting of stockholders (the “Annual Meeting”) to consider and vote upon the following proposals:
(1) the election of three Class I directors, each to serve for a three-year term expiring at our 2020 annual meeting of stockholders, and the election of four Class II directors, each to serve for a three-year term expiring at our 2021 annual meeting of stockholders;
(2) the approval, on an advisory basis, of the compensation of our named executive officers;
(3) the frequency, on an advisory basis, of future stockholder advisory votes on the compensation of our named executive officers;
(4) the approval and adoption of the Roadrunner Transportation Systems, Inc. 2018 Incentive Compensation Plan (the “2018 Plan”);
(5) the approval of an amendment to our Amended and Restated Certificate of Incorporation to (a) effect a reverse stock split of our common stock at a ratio in the range of 1-for-35 to 1-for-100, with such ratio to be determined in the discretion of our board of directors and with such reverse stock split to be effected at such time and date, if at all, as determined by our board of directors in its sole discretion, and (b) reduce the number of authorized shares of our common stock in a corresponding proportion to the reverse stock split, rounded to the nearest whole share (the “Reverse Stock Split”);
(6) the approval of an amendment to our Amended and Restated Certificate of Incorporation to increase the authorized number of shares of our common stock from 105,000,000 shares to 1,100,000,000 shares (the “Authorized Share Increase Amendment”);
(7) the approval of the issuance and sale of 900,000,000 shares of our common stock upon exercise of rights to purchase shares of our common stock at a subscription price of $0.50 per share to raise $450 million pursuant to a rights offering (the “Rights Offering”);
(8) the approval of the issuance and sale of all unsubscribed shares of our common stock in the rights offering pursuant to a Standby Purchase Agreement that we entered into on November 8, 2018 with funds affiliated with Elliott Management Corporation (“Elliott”) (the “Backstop Commitment”);
(9) the approval of an amendment to our Amended and Restated Certificate of Incorporation to permit stockholder action by written consent (the “Written Consent Amendment”);
(10) the approval of an amendment to our Amended and Restated Certificate of Incorporation to permit stockholders holding a majority of our outstanding common stock to request that the company call a special meeting (the “Special Meeting Amendment”);
(11) the approval of an amendment to our Amended and Restated Certificate of Incorporation to permit stockholders holding a majority of our outstanding common stock to remove directors with or without cause (the “Director Removal Amendment”);
(12) the approval of an amendment to our Amended and Restated Certificate of Incorporation to permit stockholders holding a majority of our outstanding common stock to amend or repeal the Amended and Restated Certificate of Incorporation or any provision thereof (the “Certificate of Incorporation Amendment”);
(13) the approval of an amendment to our Amended and Restated Certificate of Incorporation to permit stockholders holding a majority of our outstanding common stock to amend or repeal the Second Amended and Restated Bylaws or any provision thereof (the “Bylaw Amendment”);
(14) the approval of an amendment to our Amended and Restated Certificate of Incorporation to designate the courts in the state of Delaware as the exclusive forum for all legal actions (the “Forum Selection Amendment”);

(15) the approval of an amendment to our Amended and Restated Certificate of Incorporation to opt-out of Section 203 of the Delaware General Corporation Law (the “Section 203 Opt-Out Amendment”);
(16) the approval of an amendment to our Amended and Restated Certificate of Incorporation to renounce any interest or expectancy of the company in, or in being offered an opportunity to participate in, any business opportunity that is presented to Elliott or its directors, officers, shareholders, or employees (the “Business Opportunity Amendment”);
(17) the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2018; and
(18) the authorization and adjournment of the Annual Meeting, if necessary to solicit additional proxies if there are insufficient votes in favor of Proposal Nos. 6, 7, 8, 9, 10, 11, 12, 13, 14, 15, or 16 (the “Adjournment Authorization”).
Set forth below are the final voting results for each proposal submitted to a vote of the stockholders at the Annual Meeting. For more information on the following proposals, see our definitive proxy statement filed with the Securities and Exchange Commission on November 13, 2018.

Proposal 1:	Election of Directors
The director nominees listed below were elected as the three Class I directors to serve for a three-year term expiring at our 2020 annual meeting of stockholders based on the following vote:

Name	For	Withheld	Broker Non-Votes
Christopher L. Doerr	24,418,072	878,852	11,271,768
Brian C. Murray	24,514,715	782,209	11,271,768
James D. Staley	24,387,818	909,106	11,271,768
The director nominees listed below were elected as the four Class II directors to serve for a three-year term expiring at our 2021 annual meeting of stockholders based on the following vote:

Name	For	Withheld	Broker Non-Votes
Scott L. Dobak	23,122,559	2,174,365	11,271,768
Curtis W. Stoelting	24,478,702	818,222	11,271,768
William S. Urkiel	24,361,089	935,835	11,271,768
Michael P. Ward	24,511,503	785,421	11,271,768
Proposal 2:Advisory Vote Approving the Named Executive Officer Compensation
The compensation of our named executive officers was approved on an advisory basis based on the following vote:

For	Against	Abstain	Broker Non-Votes
21,888,094	3,338,305	70,525	11,271,768
Proposal 3:Advisory Vote on the Frequency of Stockholder Advisory Votes Approving Named Executive Officer Compensation
Our stockholders voted, on an advisory basis, to hold future stockholder advisory votes on the compensation of our named executive officers every year based on the following vote:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
22,706,883	1,214,547	917,361	458,133	11,271,768
Proposal 4:Approval of the 2018 Plan

The 2018 Plan was approved based on the following vote:

For	Against	Abstain	Broker Non-Votes
23,771,619	1,430,929	94,376	11,271,768
Proposal 5:Approval of the Reverse Stock Split
The Reverse Stock Split was approved based on the following vote:

For	Against	Abstain	Broker Non-Votes
34,256,331	2,284,970	27,391	0
Proposal 6:Approval of the Authorized Share Increase Amendment
The Authorized Share Increase Amendment was approved based on the following vote:

For	Against	Abstain	Broker Non-Votes
24,000,806	1,273,804	22,314	11,271,768
Proposal 7:Approval of the Rights Offering
The Rights Offering was approved based on the following vote:

For	Against	Abstain	Broker Non-Votes
24,096,920	1,177,064	22,940	11,271,768
Proposal 8:Approval of the Backstop Commitment
The Standby Purchase Agreement was approved based on the following vote:

For	Against	Abstain	Broker Non-Votes
24,276,551	967,058	53,315	11,271,768
Proposal 9:Approval of the Written Consent Amendment
The Written Consent Amendment was approved based on the following vote:

For	Against	Abstain	Broker Non-Votes
24,361,212	910,879	24,833	11,271,768
Proposal 10:Approval of the Special Meeting Amendment
The Special Meeting Amendment was approved based on the following vote:

For	Against	Abstain	Broker Non-Votes
24,386,507	835,029	75,388	11,271,768
Proposal 11:Approval of the Director Removal Amendment

The Director Removal Amendment was approved based on the following vote:

For	Against	Abstain	Broker Non-Votes
24,351,173	896,348	49,403	11,271,768
Proposal 12:Approval of the Certificate of Incorporation Amendment
The Certificate of Incorporation Amendment was approved based on the following vote:

For	Against	Abstain	Broker Non-Votes
24,106,484	1,155,804	34,636	11,271,768
Proposal 13:Approval of the Bylaw Amendment
The Bylaw Amendment was approved based on the following vote:

For	Against	Abstain	Broker Non-Votes
24,273,614	993,081	30,229	11,271,768
Proposal 14:Approval of the Forum Selection Amendment
The Forum Selection Amendment was approved based on the following vote:

For	Against	Abstain	Broker Non-Votes
24,420,942	832,496	43,486	11,271,768

Proposal 15:Approval of the Section 203 Opt-Out Amendment
The Section 203 Opt-Out was approved based on the following vote:

For	Against	Abstain	Broker Non-Votes
24,260,174	877,561	159,189	11,271,768
Proposal 16:Approval of the Business Opportunity Amendment
The Business Opportunity Amendment was approved based on the following vote:

For	Against	Abstain	Broker Non-Votes
24,168,224	829,340	299,360	11,271,768
Proposal 17:Ratification of the Appointment of Independent Registered Public Accounting Firm
Deloitte & Touche LLP was ratified as our independent registered public accounting firm for our fiscal year ending December 31, 2018 based on the following vote:

For	Against	Abstain
35,694,342	834,964	39,386
Proposal 18:Approval of the Adjournment Authorization
The Adjournment Authorization was approved based on the following vote:

For	Against	Abstain	Broker Non-Votes
34,270,261	2,233,232	65,199	0

Item 7.01.	Regulation FD Disclosure.

On December 19, 2018, Roadrunner Transportation Systems, Inc. (the “Company”) issued a press release announcing the results of the Annual Meeting. A copy of the press release is furnished as Exhibit 99.1 hereto pursuant to Item 7.01 of Form 8-K and is hereby incorporated by reference into this Item 7.01.

In accordance with General Instruction B.2 of Form 8-K, the information furnished pursuant to this Item 7.01, including Exhibit 99.1 furnished herewith, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall such be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.
Not applicable.
(b)	Pro Forma Financial Information.
Not applicable.
(c)	Shell Company Transactions.
Not applicable.
(d)	Exhibits.
Exhibit
Number

99.1	Press Release dated December 19, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROADRUNNER TRANSPORTATION SYSTEMS, INC.

Date: December 20, 2018	By:	/s/ Terence R. Rogers
Terence R. Rogers
Chief Financial Officer